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                                                                  EXHIBIT 10.5.7

                FOURTH AMENDMENT TO CREDIT AGREEMENT AND RELATED
               AGREEMENTS BETWEEN CITIZENS BANK OF MASSACHUSETTS,
           GEERLINGS & WADE, INC. AND GEERLINGS & WADE OF TEXAS, INC.

     This Fourth Amendment to Credit Agreement and Related Agreements (hereinafter the "Fourth Amendment") is made as of the 6/th/ day of December, 2002 by and among Citizens Bank of Massachusetts (the "Lender"), a banking institution with offices at 28 State Street, Boston, Massachusetts; Geerlings & Wade, Inc. ("Borrower"), a Massachusetts corporation with an address of 960 Turnpike Street, Canton, Massachusetts; and Geerlings & Wade of Texas, Inc., a Texas corporation, with an address of 12502 Exchange Boulevard, Suite 412, Stafford, Texas (the "Guarantor").

                             Background and Recitals

     A. Reference is hereby made to a certain Credit Agreement (the "Credit Agreement") between the Borrower and the Lender and a certain Revolving Credit Note by Borrower to the Lender in the original face amount of $5,000,000.00 (the "Note"). The obligations of the Borrower to the Lender under the Credit Agreement and the Note are secured by or subject to, among other things: a certain Borrower Security Agreement-All Assets by Borrower in favor of the Lender (the "Borrower Security Agreement"); a certain Borrower Security Agreement (Trademarks) by Borrower in favor of the Lender (the "Borrower Trademarks Security Agreement"); a certain Collateral Assignment of Lease by Borrower in favor of the Lender (the "Collateral Assignment"); a certain Subsidiary Guaranty by the Guarantor in favor of the Lender guaranteeing the obligations of Borrower to the Lender (the "Guaranty"); a certain Subsidiary Security Agreement-All Assets by Guarantor in favor of the Lender securing the obligations of Guarantor to the Lender (the "Subsidiary Security Agreement"); and a certain Post-Closing Agreement between the Borrower and the Lender. All of the foregoing Agreements, Note and Guaranty are dated April 13, 2000. The Lender and the Borrower are also parties to a certain First Amendment to Credit Agreement and a certain First Amended and Restated Post-Closing Agreement, both dated December 4, 2000 (the "First Amendments"); a certain Second Amendment to Credit Agreement dated March 5, 2001 (the "Second Amendment"); a certain Waiver dated May 15, 2001 (the "Waiver"); and a certain Third Amendment to Credit Agreement dated as of March 26, 2002 (the "Third Amendment").

     B. The Credit Agreement, the Note, the Borrower Security Agreement, the Borrower Trademarks Security Agreement, the Collateral Assignment, the Guaranty, the Subsidiary Security Agreement, the First Amendments, the Second Amendment, the Waiver and the Third Amendment are sometimes collectively referred to herein as the "Financing Documents." All capitalized terms used in this Fourth Amendment shall have the same meaning as in the Financing Documents to the extent that they appear therein unless otherwise indicated herein. The term "Obligors" as used herein means both the Borrower and

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Guarantor, collectively or individually, as the context may require. The term
"and" when used herein means "and/or." This Fourth Amendment shall be deemed to amend the Financing Documents, but only to the extent expressly provided herein.

     C. The Lender has, prior to the date of this Fourth Amendment made loans and advances (collectively the "Loans") and granted other financial accommodations in favor of the Borrower under the Financing Documents.

     D. All Loans, letter of credit reimbursement obligations and banker's acceptances, overdrafts and overadvances, if any, and any and all interest thereon and other sums now or hereafter owed to Lender under the Financing Documents, this Fourth Amendment or otherwise, including without limitation, the Amendment Fee, as defined herein, any other fees or costs payable to the Lender and reasonable attorneys fees and costs of collection incurred by the Lender in connection with the preparation of this Fourth Amendment or the enforcement of the Lender's rights hereunder or under the Financing Documents are referred to herein collectively as the "Obligations."

     E. An Event of Default under the Financing Documents has occurred and is continuing. As of the date of this Fourth Amendment, Borrower has breached
Section 6.1 of the Credit Agreement. The Borrower has requested that the Lender approve an amendment to Section 6.1 of the Credit Agreement that will enable the Borrower to comply with that Section. The Borrower has requested that the Lender waive the existing Event of Default under Section 6.1 provided Borrower agree that the Maturity Date of the Loans under the Credit Agreement shall now be December 27, 2002. The Borrower has requested that, notwithstanding the continuing existence of an Event of Default under the Financing Documents, the Lender continue to make Loans to the Borrower under the Financing Documents.

     F. The Lender has agreed, under the terms and conditions of this Fourth Amendment and provided there occurs no further Default under the Financing Documents or the Fourth Amendment to waive the existing Event of Default under
Section 6.1 of the Credit Agreement, to continue to make certain Loans to the Borrower and to amend the Maturity Date of the Loans to be December 27, 2002 (the "New Maturity Date").

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Lender, the Borrower and the Guarantor as follows:

          1.   Acknowledgment of Events of Default; Waiver.

     (a) The Obligors acknowledge and agree that Events of Default under the Financing Documents have occurred and are continuing. Specifically, (i) based upon financial information recently provided to the Lender by the Borrower, the Borrower has defaulted under the debt service coverage ratio covenant, the current ratio covenant and the quick ratio covenant set forth in Section 6.1(a) of the Credit Agreement; and (ii) Borrower has defaulted

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under Section 7.1(d) of the Credit Agreement due to its failure to obtain
Lender's prior written consent in connection with the transfer of inventory from Guarantor to Borrower; and (iii) Borrower has defaulted under Sections 5.4 and 7.1(f)(ix) of the Credit Agreement due to Guarantor's cessation of active business and its pending dissolution as disclosed to Lender (collectively, the "Current Defaults"). The Obligors hereby represent that they are aware of no other Events of Default under the Financing Documents which have not already been expressly waived in writing by the Lender.

     (b) As a result of the occurrence of the Current Defaults: (i) the Lender, pursuant to the Financing Documents, is entitled to accelerate and receive immediate payment of all of the Obligations; (ii) the Lender is entitled to immediately exercise all other collection and enforcement rights and remedies available to it under the Financing Documents and applicable law; and (iii) the Lender has no obligation under the Financing Documents to make any additional Loans or any other extensions of credit to the Borrower.

     (c) Pursuant to the terms of this Fourth Amendment the Lender hereby waives the Current Defaults described in Section 1(a) above.

     (d) The Borrower shall comply with the Financing Documents until payment in full of the Obligations. Any terms, conditions and waivers of other Defaults or Events of Default contained in the First Amendment, Second Amendment, the Waiver and the Third Amendment shall remain in full force and effect, except to the extent that they are expressly modified by this Fourth Amendment.

     (e) The Lender hereby waives the Current Defaults described in Section 1(a) above and agrees to make further Loans to the Borrower in accordance with the terms of the Fourth Amendment and the Financing Documents and forbears from exercising its rights described in Section 1(b) above under the Financing Documents only upon the terms described herein. Other than as expressly provided in this Fourth Amendment and the Financing Documents, the Lender is not subject to any agreement or obligation, either express or implied, to make Loans to the Borrower or to forbear from exercising any of its rights and remedies under this Fourth Amendment the Financing Documents or applicable law. Each Obligor expressly acknowledges and agrees that from and after the date of this Fourth Amendment, it is not entitled to any grace periods and/or notice with respect to Defaults or Events of Default which may occur hereafter under this Fourth Amendment or the Financing Documents, notwithstanding any terms to the contrary in the Financing Documents.

     2. Acknowledgment of Indebtedness. The Obligors hereby acknowledge and agree that, as of October 28, 2002, they were liable to the Lender under the Note and Guaranty as follows: principal: $886,981.76; interest: $3,297.50. The Obligors further acknowledge and agree that, in addition to the foregoing amounts due with respect to principal and interest, they are liable to the Lender for all fees and expenses described in Recital D above which are presently due to the Lender under the Financing Documents including, without limitation, reasonable attorneys fees and expenses incurred as of this date in connection with the

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preparation of this Fourth Amendment. Pursuant to this Fourth Amendment the
Obligors shall pay the Amendment Fee (as hereinafter defined).

     3.   Ratification of Financing Documents; Security and Further Assurances.

     (a) Each of the Obligors hereby ratifies, confirms and reaffirms all and each of the terms and conditions of the Financing Documents, as modified herein, except to the extent they apply to the Guarantor. The Obligors further acknowledge and agree that, except as expressly modified or amended in this Fourth Amendment all of the terms and conditions of the Financing Documents shall remain in full force and effect, except to the extent they apply to the Guarantor.

     (b) The Obligors acknowledge, confirm and agree that the liens, security interests and assignments granted under the Financing Documents in favor of the Lender secure all of the Obligations now existing or hereafter arising or accruing under this Fourth Amendment, the Note, the Guaranty and the other Financing Documents, and are valid and perfected first priority liens, security interests, and assignments, to the extent provided under the Financing Documents, in and on the Obligors' property including, without limitation, accounts, inventory, chattel paper, instruments, general intangibles (including tax refunds and Intellectual Property as defined herein, material contracts and leases), goods, machinery, equipment, and fixtures, now existing or hereafter arising or acquired and in the proceeds thereof, (collectively the "Collateral") and that the Obligors shall take no action to impair, invalidate or render un-perfected such liens, security interests and assignments. Said liens, security interests, and assignments in favor of the Lender are and shall continue to have the same priority in the Collateral as is provided for under the Financing Documents.

     (c) Each Obligor, at its sole expense, shall promptly execute and deliver such further documents, instruments (including, without limitation, any original promissory notes from any party in favor of the Obligors) amendments of agreements and take such further action as the Lender may request to effect the purposes of this Fourth Amendment and the Financing Documents, including, but not limited to, the execution and delivery of all documents required to ensure that the Lender has perfected liens on all property of the Obligors to the extent contemplated under the Financing Documents.

     (d) The Obligors shall pay the cost of any audit or inspection by the Lender of the Obligors' books and records under Section 5.6 of the Credit Agreement within fifteen days of invoicing to the Obligors and the Obligors' failure to pay such sums or to cooperate with such audit or inspection shall constitute an Event of Default hereunder.

     (e) The Obligors shall hereafter continue to comply with all of the financial covenants, conditions, terms, representations and warranties contained in the Financing Documents except to the extent they apply to the Guarantor.

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     4.   Loans, Repayment Terms, Interest Rate, Fees, Reporting and Other
Terms.

     (a) Provided that there has occurred no Event of Default hereunder or under the Financing Documents (except for the Current Defaults expressly waived in Section 1(e) above or previously waived in writing under the Financing Documents), the Lender, pursuant to the terms of this Fourth Amendment, the Note and the Credit Agreement, will continue to make Loans to the Borrower until the New Maturity Date but such Loans shall not exceed the Maximum Amount, as modified by this Fourth Amendment. The Maximum Amount shall hereafter be as follows:

     (i) from the date hereof until December 9, 2002, the Maximum Amount shall not exceed One Million and 00/100 Dollars ($1,000,000.00); and

     (ii) From December 9, 2002 until the New Maturity Date, the Maximum Amount shall not exceed Seven Hundred Thousand and 00/100 Dollars ($700,000.00).

Borrower may continue to request that the Lender make Loans up to said Maximum Amount assuming Borrower's compliance with the terms of the Credit Agreement for such advances. The Borrower shall continue to make all regularly scheduled payments of interest in accordance with terms of the Financing Documents.

     (b) The definition of Maturity Date set forth in Appendix A to the Credit Agreement is hereby amended to be 3:00 p.m. on December 27, 2002 (the "New Maturity Date"). Upon the New Maturity Date, the Obligations shall be due and payable in full.

     (c) The Borrower shall be liable to the Lender for an Amendment Fee in the amount of $12,500.00 (the "Amendment Fee") on the date of execution of this Fourth Amendment which Amendment Fee shall be deemed fully earned by the Lender as of that date. The Borrower hereby acknowledges that payment of the Amendment Fee by the Borrower is a primary inducement for Lender to enter into this Fourth Amendment. The Borrower further acknowledges that it is receiving good and valuable consideration from the Lender in exchange for the Amendment Fee and that the Borrower has voluntarily and willingly agreed to pay the Amendment Fee upon the terms set forth in this Fourth Amendment. Borrower hereby authorizes Lender as of the date hereof to debit Borrower's account with Lender in the amount of $12,500.00 to pay the Amendment Fee.

     (d) It shall be a continuing condition of the Loan that Borrower retain Argus Management Company (or some other management consultant reasonably acceptable to Lender) during the remaining term of the Loan to perform periodic performance reviews upon request by Lender.

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     (e)  The Borrower shall also pay the Lender all reasonable attorneys fees and expenses which the Lender incurs in connection with the preparation of this Fourth Amendment such payment to be made on the date of execution of this Fourth Amendment.

     (f) "Collections" for the purposes of this Fourth Amendment shall include all payments and remittances on and proceeds of the Borrower's accounts, tax refunds or other indebtedness due to the Borrower and all proceeds of the sale, liquidation or other disposition, other than in the ordinary course of business, of any Collateral or any other property of the Obligors. The Borrower shall immediately cause all Collections to be deposited in or transferred to the Borrower's existing accounts maintained with the Lender. The Lender shall apply the proceeds of such Collections on a daily basis to reduce the then outstanding Obligations to $0.00 and shall deposit any excess funds of the Borrower into the Borrower's operating account at the Lender.

     (g) All Collections, other than payments and remittances on the Borrower's accounts in the ordinary course of the Borrower's business, shall be applied in permanent reduction of the Obligations and shall permanently reduce the Maximum Amount, as amended by this Fourth Amendment by the amount of such Collections. The Obligors' failure to immediately deliver all Collections directly to the Lender as provided above shall constitute an Event of Default hereunder and under the Financing Documents. The Obligors shall not conduct any sales of Collateral other than in the ordinary course of their business without the prior written consent of Lender.

     5. Representations and Warranties. The Obligors represent and warrant that, to the best of their present knowledge, all of the representations and warranties made by the Obligors in the Financing Documents were true and correct when made. The Obligors further represent and warrant, to the best of their present knowledge, as follows:

     (a) Places of Business and Location of Property. All of the Obligors' tangible and intangible property, including, without limitation, goods, inventory and other Collateral is located at the same premises where the Obligors represented it was located in the Financing Documents except with respect to any property owned or held by the Guarantor which has been transferred to Borrower's previously disclosed locations. The Obligors shall not have any other place of business or place where any of their tangible or intangible property is or may be deemed to be located .

     (b) Intellectual Property. All copyrights, patents, applications for patents, service marks, trademarks, service mark and trademark registrations, pending registration applications, trade names, styles and other intellectual property (collectively, "Intellectual Property") of the Obligors is free and clear of any lien or encumbrances except those in favor of the Lender.

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     (c)  Other Information. All information provided by the Obligors to the
Lender pursuant to this Fourth Amendment shall be, as of the date provided, complete, true and accurate in all respects to the best of the Obligors' knowledge, information and belief.

     (d) Authorization. The Obligors have the legally required authorization and authority to execute and perform this Fourth Amendment all necessary corporate and stockholder actions to so authorize the execution and performance of this Fourth Amendment having been duly taken and are in full force and effect. This Fourth Amendment is a valid and binding obligation of the Obligors, enforceable against the Obligors in accordance with its terms.

     (e) Pending Dissolution of Geerlings & Wade of Texas, Inc. Lender hereby acknowledges that Borrower has disclosed to Lender that Borrower has commenced proceedings to voluntarily dissolve the Guarantor and that Guarantor has transferred all inventory to Borrower. The Obligors hereby acknowledge that Lender's security interest in the assets of Guarantor shall continue and remain unimpaired by such dissolution or any transfer of assets.

     6. Events of Default. Any failure by Borrower and Guarantor to comply with the terms and provisions of the Credit Agreement, as previously amended and as amended by this Fourth Amendment or any failure of any warranty, covenant or representation of Borrower and Guarantor under this Fourth Amendment including, without limitation, any misrepresentation by Borrower and Guarantor with respect to Borrower's and Guarantor's financial condition, shall constitute a default under this Fourth Amendment and the Credit Agreement as previously amended which shall also constitute a default under the Loans. Lender hereby agrees that the pending dissolution and transfer of assets as set forth in Section 5(e) above shall not constitute an Event of Default under the Financing Documents during the pendency of this Agreement prior to the New Maturity Date.

     7. Indemnification. The Obligors hereby indemnify and save the Lender harmless to the same extent as provided in Section 9.6 of the Credit Agreement. This indemnity shall survive the repayment of the Obligations, the New Maturity Date and the termination of any agreement by the Lender to make Loans to the Borrower.

     8. No Waiver. Except as otherwise expressly provided for in this Fourth Amendment nothing in this Fourth Amendment shall extend to or affect in any way any of the Obligations or any of the rights and remedies of the Lender arising under the Financing Documents, and the Lender shall not be deemed to have waived any or all of such rights and remedies with respect to any Event of Default or event or condition which, with notice or the lapse of time, would become an Event of a Default (except to the extent that the Lender has expressly waived compliance in whole or in part pursuant to Section 1(c) herein) under the Financing Documents and which, upon the Obligors' execution and delivery of this Fourth Amendment might otherwise exist or which might hereafter occur.

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     9.   Release of Lender. For good and valuable consideration, each of the
Obligors, (hereinafter collectively, the "Releasors") acknowledge and confirm that they do not have any offsets, defenses or claims against the Lender, or any of its officers, directors, employees, agents, attorneys and representatives, whether asserted or un-asserted. To the extent that the Releasors may nevertheless have such offsets, defenses or claims, each and all of the Releasors and their respective successors, assigns, as applicable, jointly and severally, release and forever discharge the Lender and its officers, directors, employees, agents, attorneys, representatives, predecessors, successors and assigns, both present and former (collectively, the "Released Parties") of and from any and all manner of action and actions, cause and causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or un-asserted, known or unknown, in law or in equity which against the Released Parties they ever had, now have or which any of each such Releasors' successors and assigns, as applicable, both present and former, ever had or now have, upon or by reason of any manner, cause, causes or thing whatsoever, from the beginning of the world to the date hereof including, without limitation, any presently existing claims or defenses, whether or not presently suspected, contemplated or anticipated which arise out of or are related in any way to the Obligations, the Financing Documents and/or this Fourth Amendment and any acts and conduct with respect thereto.

     10. Bankruptcy Proceedings. In the event that any Obligor shall: (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under the Bankruptcy Code; or (ii) be the subject of any order for relief issued under the Bankruptcy Code or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, then, subject to court approval, on two business days notice, Lender shall thereupon, upon Bankruptcy Court approval and, subject to the right of other creditors of the Obligor to object, be entitled and each Obligor irrevocably consents to relief from any automatic stay imposed by
Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Lender as provided in the Financing Documents and this Fourth Amendment and as otherwise provided by law, and each Obligor hereby irrevocably waives its rights to object to such relief in favor of the Lender.

     11. Entire Agreement; Binding Effect. In the event of any inconsistency between the provisions of this Fourth Amendment and any other document (including, without limitation, any Financing Document), instrument, or agreement entered into by and between the Lender and any Obligor, the provisions of this Fourth Amendment shall govern and control. This Fourth Amendment shall be binding upon the Lender and the Obligors and their representatives, successors, and assigns, and shall inure to the benefit of the Lender and the Obligors and their respective successors and assigns. This Fourth Amendment incorporates all of the discussions and negotiations between the Obligors and the Lender, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No modification, amendment, or waiver of any provision of this

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Fourth Amendment or any provision of any other Financing Document, instrument, or agreement between the Obligors and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

     12. Severability. If any clause or provision of this Fourth Amendment is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Fourth Amendment will not be affected thereby. It is the intention of the parties that if any such provision is held to be invalid, illegal or unenforceable, there will be added in lieu thereof an enforceable provision as similar in terms to such provision as is possible, and that such added provision will be legal, valid and enforceable.

     13. Construction and Governing Law. This Fourth Amendment is delivered to Lender in the Commonwealth of Massachusetts and it is the desire and intention of the parties that this Fourth Amendment and the Financing Documents be in all respects interpreted according to the laws of the Commonwealth of Massachusetts (notwithstanding any inconsistent provisions in the Financing Documents). Each Obligor specifically and irrevocably consents to the personal and subject matter, jurisdiction and venue of the federal and state courts of the Commonwealth of Massachusetts and such courts shall have exclusive jurisdiction with respect to all matters concerning this Fourth Amendment or the Financing Documents or the enforcement of any of the foregoing.

     14. Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This Fourth Amendment will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this Fourth Amendment has been executed by each of the parties and delivered to the Lender.

     15. Opportunity to Seek Advice From an Attorney. All parties hereto warrant and represent that they each have had the opportunity to seek or have sought advice from independent counsel concerning their rights and obligations hereunder.

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     IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed under seal as of the first date written above.

Witness:

CITIZENS BANK OF MASSACHUSETTS


By:  /s/ Steven C. Petrarca
    ------------------------------------
Steven C. Petrarca, Vice President


Witness:

GEERLINGS  & WADE, INC.,


By:  /s/ Huib Geerlings
    ------------------------------------
Huib Geerlings, President


Witness:

GEERLINGS  & WADE OF TEXAS, INC.


By:  /s/ Huib Geerlings
    ------------------------------------
Huib Geerlings, President

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